SUPPLEMENT TO THE CURRENTLY EFFECTIVE SUMMARY PROSPECTUSES

DWS Alternative Asset Allocation VIP
Effective on or about February 1, 2020, the following information replaces the existing disclosure contained under the “Portfolio Manager(s)” sub-heading of the “MANAGEMENT” section of the fund’s summary prospectuses.
Dokyoung Lee, CFA, Director. Portfolio Manager of the fund. Began managing the fund in 2018.
Darwei Kung, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2013.
Sophia Noisten, Associate. Portfolio Manager of the fund. Began managing the fund in 2020.

Please Retain This Supplement for Future Reference
January 13, 2020
PROSTKR-140